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                                                                   EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-103406, 333-103406-01, and 333-84692) of
Toyota Motor Credit Corporation of our report dated April 8, 2003 relating to the financial statements, which appears in this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
June 23, 2003